Revenue recognition	12 Months Ended
Dec. 31, 2025
Disclosure of Revenue Recognition [Abstract]
Revenue recognition
(8)	Revenue recognition -

i.	Passenger revenue-
Passenger revenue is primarily composed of passenger airfare and ancillary related services which do not represent a separate performance obligation to those associated with the passenger’s flight, such as excess baggage and other passenger charges, breakage from expired tickets, and the decrease in compensation costs paid to passengers and the cost from accumulated points from the Group’s frequent flyer program Aeroméxico Rewards.

	2025	2024	2023
Passengers	$4,305,173	4,504,774	4,042,806
Ancillaries	555,306	646,115	461,351

	$4,860,479	5,150,889	4,504,157

ii.	Air traffic liability-
Ticket sales are initially recorded as an air traffic liability and are recognized as passenger revenue, net of airport charges, when the service is rendered. The liability is also reduced by refunds of expired tickets and transportation services previously sold through Aeroméxico rendered by other airlines, in which the Group does not obtain control before the tickets are transferred to the customer, therefore acting as an agent since it only arranges the transportation to be provided by other airlines.
In the years ended December 31, 2025, 2024 and 2023, the Group recognized $333,947, $329,045, and $256,167 respectively of passenger revenue for tickets that were included in the air traffic liability balance at the beginning of those periods. The balance of the air traffic liability in general is expected to be recognized in the next twelve months.

iii.	Frequent flyer program-
Aeroméxico Rewards frequent flyer program allows passengers to accumulate AR Points (mainly by flying on the Group’s airlines or its alliance partners and by using services of the program partners for cobranded credit cards, hotel stays, car rentals and others) that entitle them to a choice of various awards. All the AR Points earned by the Aeroméxico Rewards members are accounted as a liability (frequent flyer program) and are recognized as revenue when the awards are redeemed. The amount of revenue recognized by the Group is based on the number of AR Points redeemed in a period in relation to the total number expected to be redeemed, which factors in the Group’s estimate for breakage. Breakage represents the estimated AR Points that are not expected to be redeemed by the program members. Breakage is estimated by M ana
gement based on the terms and conditions of membership and historical accumulation and redemption patterns, as adjusted for changes to any terms and conditions that may affect members’ redemption practices.

Aeromexico Rewards frequent flyer program for the years ended December 31, 2025, 2024 and 2023 are as follows:

	2025	2024	2023
Balance, beginning of year	$588,366	515,668	446,080
AR Points issued	334,532	341,392	294,303
Revenue recognized for AR Points redeemed and breakage	(290,140)	(268,694)	(224,715)

Balance, end of year	$632,758	588,366	515,668
Current	$288,680	287,971	247,226
Non-current	344,078	300,395	268,442

	$632,758	588,366	515,668